UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2007
Phelps Dodge Corporation
(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 29, 2007, Phelps Dodge Corporation issued a press release announcing financial results for the three months and year ended December 31, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report.
ITEM 8.01. OTHER ITEMS
     Attached as Exhibit 99.1 is a press release of Phelps Dodge Corporation issued on January 29, 2007, announcing financial results for the three months and year ended December 31, 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 99.1: Press release of Phelps Dodge Corporation dated January 29, 2007, announcing financial results for the three months and year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation
(Registrant)

Date: January 29, 2007	By:	/s/ Ramiro G. Peru
		Name:	Ramiro G. Peru
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Phelps Dodge Corporation dated January 29, 2007, announcing financial results for the three months and year ended December 31, 2006.

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